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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
NWH, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NWH, INC.
156 West 56th Street, Suite 2001
New York, New York 10019

May 9, 2003

Dear Fellow Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of NWH, Inc. to be held on June 10, 2003 at the offices of Hahn & Hessen LLP, 488 Madison Avenue, 14th Floor, New York, New York at 10:00 a.m. (EDT).

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of your Company and directors and officers will be present to respond to your questions.

        YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

        It is always a pleasure for me and the other members of your Board of Directors to meet with our stockholders. We look forward to greeting as many of you as possible at the meeting.

        On behalf of your Board of Directors, thank you for your continued interest and support.

Sincerely,
/s/ TERRENCE S. CASSIDY Terrence S. Cassidy President and Chief Executive Officer

IMPORTANT

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. AS SUCH, PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

NWH, INC.
156 West 56th Street, Suite 2001
New York, New York 10019

NOTICE OF ANNUAL MEETING

To be held on June 10, 2003

To the Holders of Common Stock:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NWH, Inc. (the "Company") will be held at 10:00 a.m., June 10, 2003, at the offices of Hahn & Hessen LLP, 488 Madison Avenue, 14th Floor, New York, New York, for the following purposes:

  (1)
  To elect two directors of the Company to serve for three-year terms;

  (2)
  To ratify the appointment of PricewaterhouseCoopers L.L.P. as independent public accountants for the year 2003; and

  (3)
  To take action upon any other matters that may properly come before the meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Company will admit to the Annual Meeting stockholders of record, persons holding proof of beneficial ownership or who have been granted proxies and any other person that the Company, in its sole discretion, may elect to admit. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.

        Stockholders of record at the close of business on May 9, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,
/s/ JAMES KARDON James Kardon Secretary
New York, New York May 9, 2003

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD. A PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE ACT AT YOUR FIRST CONVENIENCE.

NWH, INC.
156 West 56th Street, Suite 2001
New York, New York 10019

PROXY STATEMENT

        The enclosed proxy is being solicited by the Board of Directors of NWH, Inc. ("NWH" or the "Company") for use in connection with the Annual Meeting of Stockholders to be held on June 10, 2003. This proxy statement and enclosed proxy are first being sent to stockholders on or about May 9, 2003. The mailing address of the principal executive office of the Company is 156 West 56th Street, Suite 2001, New York, New York 10019. The cost of preparing, printing and mailing the notice of meeting, form of proxy, proxy statement and annual report will be borne by the Company. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in connection therewith.

        Your vote is important. Shares represented by proxies will be voted in accordance with instructions on the proxy cards or, if no instructions are provided, such proxies will be voted in accordance with the recommendation of the Board of Directors, "For" proposals No. 1 and No 2. The proxies are also authorized to vote in their discretion on any other matter which may properly come before the Annual Meeting.

        Any stockholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the stockholder must file with the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

        The record of stockholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on May 9, 2003. At that date the Company had outstanding 2,918,300 shares of Common Stock ($.01 par value) of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

        Under Section 216 of the Delaware General Corporation Law and the Company By-Laws, a majority of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions will have the effect of votes against a proposal, and broker non-votes will have no effect on the vote.

AVAILABLE INFORMATION AND SOURCES OF INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 233 Broadway, New York, New York 10279, and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such material also may be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Reports and other information concerning the Company can be inspected and copied at the offices of the National Association of Securities Dealers, Inc. at 1735 K Street, N.W., Washington, D.C. 20006. You are being furnished with a copy of the annual report of the Company on Form 10-K along with this proxy statement, in satisfaction of the informational requirements of the Exchange Act.

        Statements contained in this Proxy Statement or in any document incorporated by reference in this Proxy Statement as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed or incorporated by reference as an exhibit to the registration statement or such other document, each such statement being qualified in all respects by such reference.

        No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitations of proxies made hereby and, if given or made, such information or representation must not be relied upon as having been authorized by the Company or any other person. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of the Company since the date hereof or that the information herein is correct as of any time subsequent to its date.

SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND 5% OWNERS

        The following table lists the number of shares of Common Stock beneficially owned as of May 9, 2003, by those known by the Company to own beneficially 5% or more of the Common Stock, all the directors, each executive officer listed in the table under the caption "Executive Compensation" and all directors and executive officers of the Company as a group. On May 9, 2003, there were 2,918,300 shares of Common Stock outstanding.

Name and Address	Amount and Nature of Beneficial Ownership+		Percent of Class
Terrence S. Cassidy 156 W. 56th Street New York, New York 10019	530,653	[1]	17.6%
Thomas R. DiBenedetto 156 W. 56th Street New York, New York 10019	25,231	[2,4]	*
Louis B. Lloyd 156 W. 56th Street New York, New York 10019	24,231	[2]	*
Michael A. McManus, Jr. 100 White Plains Road Bronxville, New York 10708	46,231	[2]	1.6%
Vincent Tese 383 Madison Avenue New York, New York 10179	56,154	[3]	1.9%
Timothy Mathews 233 North Garrard Rantoul, Illinois 61866	50,590		1.7%
All officers and directors as a group (six persons)	733,090	[1,2,3,4]	23.6%
Avenir Corporation 1725 K Street, NW, Suite 401 Washington, D.C. 20006	279,066	[5]	9.6%
Strome Investment Management L.P. 100 Wilshire Boulevard, Suite 1500 Santa Monica, California 90401	210,000	[6]	7.2%

Chap-Cap Partners, L.P. Pacific Corporate Towers 222 N. Sepulveda Boulevard El Segundo, California 90245	233,300	[7]	8.0%
John D. Gruber c/o Gruber and McBaine Capital Management, LLC 50 Osgood Place San Francisco, California 94133	154,500	[8]	5.3%

+
The number of shares beneficially owned is deemed to include shares of the Company's Common Stock as to which the beneficial owner has or shares either investment or voting power. Unless otherwise stated, and except for voting powers held jointly with a person's spouse, the persons and entities named in the table have voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the SEC or information provided to the Company by such beneficial owners.

*
Less than 1%.

Includes 96,153 shares currently issuable upon exercise of options, and 50,000 shares owned by a family trust, of which Mr. Cassidy disclaims beneficial ownership of 25,000 shares.

Includes 14,231 shares currently issuable upon exercise of options.

Includes 41,154 shares currently issuable upon exercise of options.

4
Does not include an aggregate of 2,000 shares owned by family trusts, of which Mr. DiBenedetto disclaims beneficial ownership.

5
Based on Schedule 13G/A, filed on February 14, 2003.

6
Based on Schedule 13D/A, filed on October 16, 2002.

7
Based on Schedule 13D/A, filed on March 19, 2003.

8
Based on Schedule 13G/A, filed on March 31, 2003

PROPOSAL 1

ELECTION OF DIRECTORS

        The directors of the Company are divided into three classes, with directors in each class serving three-year staggered terms. There are currently five directors, consisting of two directors who are serving for a term which expires at this Annual Meeting, one director who is serving for a term which expires at the Annual Meeting of Stockholders in 2004, and two directors who are serving for a term which expires at the Annual Meeting of Stockholders in 2005. Four of the Company's five directors are not affiliated with the Company in any capacity (other than by virtue of their directorship and stock ownership) and should therefore be considered "independent."

        The Board of Directors has nominated each of Terrence S. Cassidy and Thomas R. DiBenedetto to serve as directors of the Company for a three-year term until the Annual Meeting of Stockholders in 2006 or until his successor is duly elected and qualified.

        Each nominee has consented to be a nominee and to serve as a director if elected. Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the designated nominees. In the event that a nominee should become unavailable for election as a director, the persons named as proxies will vote for any substitute nominees as the Board of Directors may select.

        Set forth below is biographical information for each of Terrence S. Cassidy and Thomas R. DiBenedetto, and each person whose term of office as director will continue after the Annual Meeting.

        Information concerning the current directors and executive officers of the Company is set forth as follows:

Name	Age	Position
Terrence S. Cassidy	60	President, Chief Executive Officer and Director since 1993
Timothy A. Mathews	41	Executive Vice President—Technology since 1995
Thomas R. DiBenedetto	53	Director
Louis B. Lloyd	60	Director
Michael A. McManus, Jr.	60	Director
Vincent Tese	60	Director

NOMINEES FOR CLASS III DIRECTORS TO SERVE THREE YEAR TERMS UNTIL THE 2006 ANNUAL MEETING:

Terrence S. Cassidy    Director Since 1993

Mr. Cassidy has been President, Chief Executive Officer and a director of the Company since its incorporation in August 1993. He was an independent financial consultant from 1988 to 1993. Prior to 1988, he served as a Vice President and principal of Allen & Company Incorporated, an investment banking firm, for 15 years with a concentration in communications. Prior to 1973, he served as co-director of research at Shields & Company, a brokerage firm.

Thomas R. DiBenedetto    Director Since 1993

        Since 1992, Mr. DiBenedetto has been President of Junction Investors, Ltd., an investment banking firm based in Boston, Massachusetts. From 1989 to the present, he has been a general partner of Boston International Group, LP, a private investment fund. He has been, since 1985, a director and member of the Audit Committee of Alexanders Inc., a retailing and real estate company. From 1982 to the present, he has been a Managing Director of Olympic Partners, a real estate investment firm.

INCUMBENT CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING:

Vincent Tese    Director Since 2000

        Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.'s predecessors, Cross Country Wireless Cable—I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently a director and Chairman of the Audit Committee of The Bear Stearns Companies, Inc., and a director of Allied Waste Industries Inc., Bowne & Co., Inc., Cablevision Inc., Mack-Cali Realty Corporation and Lynch Interactive Corporation.

Michael A. McManus, Jr.    Director Since 1994

        Mr. McManus has been President and CEO of Misonix Inc., a medical device company, since November, 1998. He was President and Chief Executive Officer of New York Bancorp Inc. ("NYBI") from 1991 to 1998, a director of NYBI from 1990 to 1998 and a director and Vice Chairman of Home Federal Savings Bank, NYBI's subsidiary, from 1991 to 1998. He is also a director of Document Imaging System Corp., American Home Mortgage and Novavax Inc. He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration.

INCUMBENT CLASS I DIRECTOR CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING:

Louis B. Lloyd    Director Since 1993

        Since April 1996, Mr. Lloyd has been President of Belfinance Securities, Inc., a broker-dealer. He was President and Chief Executive Officer of Republic New York Securities Corporation, a brokerage firm subsidiary of Republic New York Corporation, from 1991 to 1994. For more than five years prior to joining Republic, Mr. Lloyd was a Senior Executive Vice President and director of Shearson Lehman Brothers' Global Institutional Equity Department. Since 1997 he has been a director, and from 1997 to 1998 he was chairman, of Antigua Enterprises, an apparel company.

STOCKHOLDER VOTE REQUIRED FOR PROPOSAL 1 AND BOARD RECOMMENDATION:

        The election of the two Class III nominees for director requires the affirmative vote of the holders of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers and directors to file initial reports of ownership and reports of changes in ownership with the SEC and each exchange on which its securities are traded. Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, all requisite filings were made in 2002.

Board of Directors and Committees

Meetings and Attendance

        During the fiscal year ended October 31, 2002, there were three meetings of the Board of Directors. All directors attended at least 75% of the total board meetings and the meetings of the committees on which they serve.

        The Board of Directors has established various committees to assist it in discharging its duties. The three standing Committees of the Board of Directors are the Audit Committee, the Nominating Committee and the Option Committee.

Audit Committee

        Consisting entirely of independent directors, the Audit Committee's function is to evaluate the adequacy of the Company's internal accounting controls, review the scope of the audit by the independent auditors and related matters pertaining to the examination of the financial statements, review the year-end and the quarterly financial statements, review the nature and extent of any non-audit services provided by the Company's independent auditors and make recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of the Company's independent auditors. The Audit Committee had four meetings in fiscal 2002. The Audit Committee is responsible for overseeing the Company's compliance with the Sarbanes Oxley Act of 2002 and all rules promulgated thereunder by the SEC and the National Association of Securities Dealers, Inc. ("NASD"). The members of the Audit Committee are independent, as independence is defined by Rule 4200(a)(15) of the NASD listing standards, as applicable and as may be modified or supplemented. The Audit Committee is governed by a written charter that was provided as an exhibit to the Company's proxy statement filed in 2002. Copies of such charter are available to the shareholders upon request to the Secretary of the Company. The Audit Committee is responsible for approving the engagement of, and has engaged, PricewaterhouseCoopers LLP to perform audit services for the Company and its subsidiaries.

Audit Committee Report

        Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended or the Exchange Act that might incorporate this proxy statement, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

        The Audit Committee has:

  •
  Reviewed and discussed the audited financial statements with management.

  •
  Discussed with the independent auditors the matters required to be discussed by SAS 61, as it may be modified or supplemented.

  •
  Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the auditors' independence.

  •
  Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the Audit Committee:

Thomas R. DiBenedetto Louis B. Lloyd Michael A. McManus, Jr.

Nominating Committee

        Consisting entirely of independent directors, the Nominating Committee's function is to evaluate and recommend nominees for election to the Company's Board of Directors. The Nominating Committee will consider recommendations for the position of director submitted by stockholders in writing in accordance with the Company's Bylaws to the Secretary of the Company, 156 West 56th Street, Suite 2001, New York, New York 10019. The By-Laws provide that stockholders may nominate one or more persons for election as director or directors at the 2004 Annual Meeting of Stockholders only if written notice of intent to make such nomination or nominations has been given either by personal delivery or by mail to the Secretary of the Company not less than 90 days before the meeting of stockholders at which such election is held. Stockholders should contact the Secretary of the Company to obtain a copy of the Bylaws. The Nominating Committee was formed in June 2002 and did not hold any meetings in fiscal 2002. The two Class III director nominees were nominated by unanimous written consent of the Board of Directors. The members of the Nominating Committee, none of whom is an employee of the Company or its affiliates, are:

Michael A. McManus, Jr.
Vincent Tese

Option Committee

        Consisting entirely of independent directors, the Option Committee had one meeting in fiscal 2002. The Option Committee administers the Company's 1993 Stock Option Plan and the 1997 Equity Incentive Plan. The Option Committee is generally empowered to interpret the 1993 Stock Option Plan and the 1997 Equity Incentive Plan, to prescribe rules and regulations relating thereto, to determine the terms of the option agreements, to amend them with the consent of the optionee, to determine the employees to whom options are to be granted, and to determine the number of shares subject to each option and the exercise price thereof. The Option Committee fulfills most of the obligations of a compensation committee. Members of the Option Committee, none of whom are employees of the Company or its affiliates, are:

Louis B. Lloyd
Michael A. McManus, Jr.

Board of Directors Interlocks and Insider Participation:

        The Board of Directors consists of Messrs. Cassidy, DiBenedetto, Lloyd, McManus and Tese. Mr. Cassidy is an employee of the Company. The non-employee directors participated in all deliberations and actions of the Company's Board of Directors concerning executive officer compensation. There are no interlocks between the Company and other entities involving the Company's executive officers and Board members who serve as executive officers or Board members of such other entities.

Remuneration of Directors and Related Matters

        Each member of the Board of Directors, other than an employee-director (Mr. Cassidy is the only such employee-director), receives an annual fee of $5,000 and $500 per meeting attended ($1,000 per Audit Committee meeting), and, in addition, he will automatically be granted an option to purchase 2,500 shares of our Common Stock on the date of our Annual Meeting of Stockholders pursuant to our 2000 Director Option Plan.

Certain Relationships and Related Transactions

        All current transactions between the Company, and its officers, directors and principal stockholders or any affiliates thereof are, and in the future such transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

EXECUTIVE OFFICERS OF THE COMPANY

        The current Executive Officers of the Company are Mr. Cassidy and Timothy A. Mathews, whose biography is set forth below. Mr. Cassidy's biography is set forth under "Election of Directors."

Timothy A. Mathews

        Executive Vice President—Technology.    Mr. Mathews, has served as the Company's Executive Vice President—Technology since September 1995. For more than seven years prior to that time, he served in a variety of managerial capacities for pay television companies, including in construction, technical, supervisory, contractor, marketing and installation capacities.

Executive Compensation

        The following table sets forth information as to compensation paid by the Company and its subsidiaries for the fiscal years ended October 31, 2000, 2001 and 2002 to each of the directors and executive officers of the Company:

Summary Compensation Table

Long-Term Compensation
			Annual Compensation			Awards			Payouts
(a)	(b)		(c)	(d)	(e)	(f)	(g)		(h)	(i)
Name and Principal Position	Year		Salary($)	Bonus($)	Other Annual Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options/SARs (#)		LTIP Payouts ($)	All Other Compensation ($)
Terrence S. Cassidy, President and Chief Executive Officer	2002 2001 2000		274,000 260,000 260,000				96,153	(1)
Michael J. Specchio Chairman(3)	2002 2001 2000	(2) (2)	-0- 75,000 116,250
Timothy Mathews, Executive Vice President—Technology	2002 2001 2000		120,000 120,000 120,000

(1)
Not including 50,000 options which expired on July 14, 2002.

(2)
Paid to an affiliate of Mr. Specchio.

(3)
Resigned in March 2000.

Option Grants in Last Fiscal Year (2002)

Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in 2001	Exercise or Base Price	Expiration Date	Grant Date Present Value(1)
Terrence S. Cassidy	21,153	29.7%	$14.50	2/07/07	$4.95
Terrence S. Cassidy	50,000	70.3%	$14.86	7/15/07	$5.27

(1)
The grant date present value was calculated using the Black-Scholes option pricing model applied as of the grant dates, February 7, 2002 and July 15, 2002. The value generated by this model depends upon the following assumptions: an option exercise date five years after the grant date, a constant dividend yield on the underlying stock of 0%, an assumed annual volatility of the underlying stock of 45%; and a risk-free rate of return for the option period of 2.93%. The market value on the grant date is the closing price of the Common Stock on the day preceding the grant date.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

(a)	(b)	(c)	(d)	(e)
			Number of Securities Underlying Unexercised Options/SARs at FY-End(#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Terrence S. Cassidy	0	0	87,819/8,334	0/0

Employment Contracts and Other Arrangements with Executive Officers

        Under the Company's employment agreement, dated June 26, 2000, with Terrence S. Cassidy, President and Chief Executive Officer of the Company, Mr. Cassidy currently receives compensation of $300,000 per year, reflecting a 15% increase effective June 26, 2002 under the terms of the agreement. The agreement has a rolling term of three years, with automatic extensions on June 26th of each year for additional one-year periods unless either party gives notice of termination prior to the end of such year. The agreement provides that in the event of a change in control of the Company, Mr. Cassidy may in certain circumstances terminate his employment and receive severance benefit pay equal to three times such executive's annual compensation, including certain bonuses, if any. Pursuant to this agreement, Mr. Cassidy has agreed not to compete with the Company during the term of his agreement and for a period of one year thereafter, and the Company has agreed to indemnify him against expenses incurred in any proceeding arising out of his employment to the maximum extent provided by law.

Report of Board of Directors Regarding Compensation

        The principal goal of the Company's compensation program is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing stockholder value. The key elements of this program and the objectives of each element are as follows:

  Base Salary:

  •
  Establish base salaries that are competitive with those payable to executives holding comparable positions at similar-sized strategic resource companies.

  •
  Provide periodic base salary increases as appropriate, consistent with the Company's overall operating and financial performance, with a view to rewarding successful individual performance and keeping pace with competitive practices.

  Long-term Incentive:

  •
  Facilitate the alignment of executives' interests with those of the Company's shareholders by providing opportunities for meaningful stock ownership.

  Bonuses, Salary Increases and Option Grants:

  •
  Executive officers are eligible to receive option grants, cash bonuses and increases in salary based upon the performance of the Company and their individual progress during the preceding year. Such grants, if any, are determined by the Option Committee or Board of Directors from time to time during each fiscal year with the input and recommendation of the Company's Chief Executive Officer. Although the Board does not have an established policy for measuring performance and establishing salary, bonuses and option grants, the Board is influenced by the Company's financial performance and the contributions made by individual executives to that performance. The Board of Directors believes that such a retrospective analysis is most appropriate and practicable for an acquisition-oriented company specializing in development-stage enterprises like the Company, which operates in an uncertain environment and without the same sorts of standard measures of performance as are available to more seasoned companies. In addition, options may be granted to attract new executives or directors. The Company does not consider the amount and terms of options and stock already held by executive officers in its deliberations to determine awards.

Compensation of Chief Executive Officer:

  •
  The base salary of the Chief Executive Officer is determined according to the same principles described above as applicable to compensation of the Company's other executive officers. When determining base salaries, the Board of Directors considers salary, bonus and long-term incentive compensation for other comparable companies in the high technology sector, in similar geographic areas and at similar stages of growth and development, as reported in public filings of such comparable companies. The Board of Directors also has discussions with other industry executives and financial advisors. The Chief Executive Officer has a great deal of experience in acquiring and building emerging companies, and the Board views his leadership as a critical factor in the successes the Company has achieved to date and as very important to realization of the Company's near-term goals. The Board of Directors reviews management's performance on a regular basis at its meetings in accordance with the foregoing standards. In 2002, the Board of Directors took no action concerning the performance or compensation of the Chief Executive Officer or other officers.

Summary of Actions Taken

Option Grants and Surrenders.

        On February 7, 2002, we granted five-year above-market options to purchase an aggregate of 55,000 shares of our Common Stock to five of our executive officers and directors in the following amounts at an exercise price of $14.50 per share, 114% of the closing sale price of our Common Stock on the date of the grant. On February 7, 2002, our Common Stock closed at $12.70 on the Nasdaq National Market.

Name and Position	Number of Options Granted February 7, 2002
Terrence S. Cassidy, President and Chief Executive Officer	21,153
Thomas R. DiBenedetto, Director	4,231
Louis B. Lloyd, Director	4,231
Michael A. McManus, Jr. Director	4,231
Vincent Tese, Director	21,154

        On July 14, 2002, options to purchase 50,000 shares, exercisable at a price of $17.05 per share, issued to Terrence S. Cassidy under the 1993 Incentive Option Plan in July 1997 expired. On July 15, 2002, the Company granted to Mr. Cassidy under the 1993 Incentive Option Plan options to purchase 50,000 shares, exercisable at a price of $14.86, 112% of the fair market value of the Common Stock on that date.

        Except as set forth above, we have not named particular individuals who will receive options or rights under the under the 1993 Incentive Option Plan or 1997 Equity Incentive Plan, as amended, we have not set the number of shares to be covered by any options or rights granted to a single individual, and we have not set the number of individuals who will receive grants of such options or rights. We will use the proceeds, if any, from the sale of stock pursuant to the 1993 Incentive Option Plan or 1997 Equity Incentive Plan for the general purposes of the Company. In addition, our Board of Directors will determine uses for proceeds from the receipt of payment in shares of Common Stock, including redelivery of the shares received upon exercise of options.

        Each of the non-employee directors was granted five year options to purchase 2,500 shares of our Common Stock, on August 9, 2002, the date of our 2002 Annual Meeting of Stockholders, pursuant to our 2000 Director Option Plan (the "Automatic Director Options"). The Automatic Director Options are exercisable at a price of $12.06, the fair market value of our Common Stock on August 9, 2002.

                      Respectfully submitted by the
                      members of the Board of Directors:

                      Terrence S. Cassidy
                      Thomas R. DiBenedetto
                      Michael A. McManus, Jr.
                      Vincent Tese
                      Louis B. Lloyd

Performance Graph

        The following graph provides a comparison of the Company's cumulative total stockholder return on its Common Stock over the last five fiscal years, with (a) the Nasdaq Market Index, which is being used as the required broad entity market index, (b) a peer group including the following healthcare information technology companies: Allscripts Healthcare Solutions, Cerner Corporation, Eclipsys Corporation, First Consulting Group, Inc., IDX Systems Corporation, Vitalworks Inc., NDCHealth Corporation, Neoforma, Inc., Per-Se Technologies, Inc., QuadraMed Corporation, Quality Systems, Inc., Quovadx, Inc., TriZetto Group, Inc., WebMD Corporation, and ProxyMed, Inc. ("Peer Group"). The data for the Peer Group is compiled by Media General Financial Services, Inc.

        The graph below is based on stockholder return, that is, the sum of the dividends paid and the change in the market price of stock. The following graph assumes $100 invested on November 1, 1997 in the Company's Common Stock, the Nasdaq Composite Index, and the Peer Group, and dividend reinvested in fiscal 2002. A $1.30 cash dividend was declared on the Company's Common Stock in 1997. The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
NWH, INC., NASDAQ MARKET INDEX AND PEER GROUP INDEX

                  ASSUMES $100 INVESTED ON NOV. 1, 1997
                  ASSUMES DIVIDEND REINVESTED
                  FISCAL YEAR ENDING OCT. 31, 2002

	11/01/97	10/31/98	10/31/99	10/31/00	10/31/01	10/31/02
NWH, INC.	100.00	103.64	103.64	115.45	87.96	87.35
PEER GROUP INDEX	100.00	96.31	63.47	77.51	56.17	41.62
NASDAQ MARKET INDEX	100.00	113.07	186.63	219.50	110.07	88.57

PROPOSAL 2

RATIFICATION OF THE COMPANY'S SELECTION OF ITS AUDITORS

        The Board of Directors recommends to the stockholders that they ratify the selection of PricewaterhouseCoopers L.L.P., independent auditors, to audit the accounts of the Company for fiscal year 2003. PricewaterhouseCoopers L.L.P. served as the Company's auditors for fiscal year 2002. If the stockholders do not ratify this selection, the Board of Directors will reconsider its selection of PricewaterhouseCoopers L.L.P. and may appoint new auditors upon recommendation of the Audit Committee.

        A representative of PricewaterhouseCoopers L.L.P. will have the opportunity to make a statement at the Annual Meeting if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        Audit fees paid by the Company to PricewaterhouseCoopers L.L.P. for service rendered during fiscal year 2002 relating to review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $143,800.

Financial Information Systems Design and Implementation Fees

        The Company did not use any such services in fiscal 2002.

All Other Fees

        In addition to the audit fees described above, aggregate fees and expenses for other professional services rendered by PricewaterhouseCoopers LLP to the Company in fiscal 2002 totaled $27,500 and arose primarily from services related to legal compliance.

        The Audit Committee has determined that the aggregate fees billed for services rendered referenced under the caption "All Other Fees" does not affect the independence of PricewaterhouseCoopers LLP.

Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS L.L.P. TO AUDIT THE ACCOUNTS OF THE COMPANY FOR FISCAL YEAR 2OO2.

SOLICITATION OF PROXIES

        This proxy solicitation is being made by the Board of Directors of NWH for use at the Annual Meeting. The cost of this proxy solicitation will be borne by NWH. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. Proxies may be solicited by NWH and its directors, officers and employees (who will receive no compensation therefor in addition to their regular salaries). Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common stock of NWH, and such persons will be reimbursed for their expenses.

        NWH has retained D. F. King & Co., Inc. ("D.F. King") at a fee estimated not to exceed $7,500, plus reimbursement of reasonable out-or-pocket expenses, to assist in the solicitation of proxies. NWH has also agreed to indemnify D.F. King against certain liabilities and expenses.

OTHER MATTERS

        Management does not know of any business to be transacted at the meeting other than as indicated herein. However, certain stockholders may present topics for discussion from the floor. Should any such matter properly come before the meeting for a vote, the persons designated as proxies will vote thereon in accordance with their best judgment.

        You are urged to sign, date and mail the enclosed proxy in the prepaid envelope provided for such purpose. For planning purposes, it is hoped that registered stockholders will give us advance notice of their plans to attend the meeting by marking the box provided on the proxy card.

        A list of the Company's stockholders of record at the close of business on May 9, 2003, will be available at the Annual Meeting and during the ten days prior thereto, at the office of the Company's counsel, Hahn & Hessen LLP, 488 Madison Avenue, in the City of New York, New York County, New York.

        If you will need special assistance at the Annual Meeting because of a disability or if you require directions to the Annual Meeting, please contact James Kardon, the Secretary of the Company, at (212) 736-1000.

        Deadline for submitting proposals for next year's meeting.    Stockholders who intend to present proposals in connection with the Company's 2004 Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before October 31, 2003 and in accordance with the Company's By-Laws.

New York, New York
May 9, 2003

/s/ JAMES KARDON James Kardon Secretary

YOUR VOTE IS IMPORTANT! YOU ARE URGED TO
SIGN, DATE, AND MAIL YOUR PROXY PROMPTLY.

P R O X Y	NWH, INC. PROXY CARD PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2003

        The undersigned hereby: (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of NWH, Inc. (the "Company") to be held on June 10, 2003 and the Proxy Statement in connection therewith, each dated May 9, 2003; (b) appoints Terrence S. Cassidy and James Kardon, and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all the shares of Common Stock of the Company, held of record by the undersigned on May 9, 2003, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any proxies heretofore given.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

SEE REVERSE SIDE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
ALL NOMINEES

1.    Election of Directors

CLASS III DIRECTOR—NOMINEES:

Terrence S. Cassidy

Thomas R. DiBenedetto

☐	FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL NOMINEES" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
PROPOSAL 2

2.    Ratification of PricewaterhouseCoopers L.L.P. as the Company's independent auditors

☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY WILL BE VOTED as directed, or, if no contrary direction is indicated, will be voted FOR Proposals 1 and 2 and as said proxies deem advisable on such other matters as may properly come before the meeting.

☐	Check here if you plan to attend the meeting
SIGNATURE(S)
SIGNATURE(S)
NOTE:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
DATE

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PROXY STATEMENT
AVAILABLE INFORMATION AND SOURCES OF INFORMATION
SECURITY OWNERSHIP OF OFFICERS, DIRECTORS AND 5% OWNERS
PROPOSAL 1
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS OF THE COMPANY
Summary Compensation Table
Option Grants in Last Fiscal Year (2002)
Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG NWH, INC., NASDAQ MARKET INDEX AND PEER GROUP INDEX
RATIFICATION OF THE COMPANY'S SELECTION OF ITS AUDITORS
SOLICITATION OF PROXIES
OTHER MATTERS
YOUR VOTE IS IMPORTANT! YOU ARE URGED TO SIGN, DATE, AND MAIL YOUR PROXY PROMPTLY.